LADD FURNITURE, INC. AND SUBSIDIARIES - SUPPLEMENTAL FINANCIAL DATA
April 20, 1998           Contact: John J. Ong, CFA          (336) 315-4049


CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
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                                                                                Quarters Ended
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
In thousands, except per share data                    3/29/97      6/28/97        9/27/97         1/3/98         4/4/98
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Net sales                                            $ 123,368      125,572        129,935        146,625        147,409
Cost of sales                                          101,437      101,393        106,791        119,429        120,733
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     Gross profit                                       21,931       24,179         23,144         27,196         26,676
Selling, general and administrative expenses            17,552       18,561         17,794         20,328         20,350
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     Operating income                                    4,379        5,618          5,350          6,868          6,326
Other deductions
     Interest expense                                    3,005        2,719          2,701          2,817          2,584
     Other, net                                            521          194           (199)           276           (126)
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                                                         3,526        2,913          2,502          3,093          2,458
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     Earnings before income taxes                          853        2,705          2,848          3,775          3,868
Income tax expense                                         333        1,055          1,110          1,371          1,508
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     Net earnings                                    $     520        1,650          1,738          2,404          2,360
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Net earnings per common share - basic                $    0.07         0.21           0.22           0.31           0.30
Net earnings per common share - diluted              $    0.07         0.21           0.22           0.31           0.30
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Weighted average number of common
  shares outstanding                                     7,720        7,737          7,758          7,760          7,760
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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Dollar amounts in thousands                            3/29/97       6/28/97        9/27/97         1/3/98         4/4/98
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ASSETS
Current assets:
     Cash                                              $    151           191            659             75            114
     Trade accounts receivable                           72,786        71,016         83,865         83,297         91,709
     Inventories                                         89,260        97,091         94,819         93,189         95,101
     Prepaid expenses and other current assets            6,831         7,536          6,923          8,016          8,646
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          Total current assets                          169,028       175,834        186,266        184,577        195,570
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Property, plant and equipment                            68,580        67,648         66,708         67,530         66,255
Intangible and other assets                              80,551        79,668         77,796         77,083         76,333
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                                                       $318,159       323,150        330,770        329,190        338,158
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Current installments of long-term debt            $  6,676         6,633          4,965          6,807         11,476
     Trade accounts payable                              25,120        26,807         27,080         29,488         37,217
     Accured expenses and other current liabilities      33,552        30,030         36,203         31,952         33,925
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          Total current liabilities                      65,348        63,470         68,248         68,247         82,618
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Long-term debt, excluding current installments          122,694       121,231        123,565        118,586        109,390
Deferred and other liabilities                            5,639        12,027         10,481         11,432         12,826
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          Total labilities                              193,681       196,728        202,294        198,265        204,834
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Total shareholders' equity                              124,478       126,422        128,476        130,925        133,324
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                                                       $318,159       323,150        330,770        329,190        338,158
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